LOAN ASSUMPTION AGREEMENT


         THIS LOAN ASSUMPTION AGREEMENT (hereinafter "Senior Loan" and/or "Agreement") dated this 2nd day of October, 2006 (hereinafter "Effective Date") by, between, and among

         1) THE VINCENTI FAMILY TRUST (hereinafter "New Borrower"),

         2) MONTGOMERY REALTY GROUP, INC., a Nevada corporation (hereinafter "Existing Borrower"),

         3) MR. DINESH MANIAR (hereinafter "Guarantor"), and

         4) CALIFORNIA MORTGAGE & REALTY, INC. as trustee and agent for, and on behalf of the beneficiaries of the Loan as defined herein (collectively "Lender").

                                 R E C I T A L S

         WHEREAS, Lender is the current owner and holder of the following loan documents evidencing a mortgage loan (hereinafter the "Loan") initially made to Existing Borrower ("Maker") and personally guarantied by Guarantor, on the one hand and Lender:

                  (a) a Promissory Note (as amended by Loan Modification Agreements extending the maturity date thereof, dated effective December 31, 2005 and June 30, 2006, and as may have been further amended from time to time) (hereinafter the "Note") dated June 21, 2005, being loan number 05--034, in the original principal amount of One Million Three Hundred Thousand Dollars ($1,300,000),

                  (b) a Deed of Trust and Security Agreement (as amended by the Modification Agreement, and as may have been further amended from time to time (hereinafter the "Deed of Trust") of even date therewith recorded as document no. 2005115263 of the official records of Travis County, Texas (hereinafter the "Records"), granting a first mortgage lien on the property more fully described therein (hereinafter the "Property"), including the land described in Exhibit "A" attached hereto and made a part hereof, which Deed of Trust secures the Note. In addition to the Note and Deed of Trust, an Environmental Certificate and Indemnity was executed by Borrower and Guarantor, a General Guaranty and Indemnity Agreement was executed by Guarantor, a Loan Agreement was executed by Borrower, together with various other documents concerning said loan, all of which were executed on even date with the Note and Deed of Trust. The Note, Deed of Trust and other instruments executed in connection with said loan are herein, collectively, the "Loan Documents").

         WHEREAS, the Loan Documents provide that the indebtedness secured thereby may, at the option of the holder thereof, be accelerated if Maker or any assignee of Maker sells or conveys any or all of the Property without the consent of Lender;

         WHEREAS, Existing Borrower is the current owner of the legal and equitable title to the Property.

         WHEREAS, Existing Borrower and New Borrower have entered into a purchase and sale agreement dated as of August 3, 2006 (as may have been


Loan 05-034                                                 Assumption Agreement
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

amended, the "Purchase Agreement"), pursuant to which Existing Borrower shall sell the Property to New Borrower upon the terms and conditions set forth therein;

         WHEREAS, Existing Borrower and New Borrower have requested Lender to consent to the conveyance of the Property by Existing Borrower to New Borrower and the assumption of the Loan by New Borrower, and Lender is willing so to consent upon compliance with the terms and provisions of this Agreement;

         WHEREAS, Guarantor has agreed to continue his personal guaranty of the Loan Documents, as set forth in said Loan Documents; and

         NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

         1. Consent to Transfer. Lender hereby consents to the above described conveyance of the Property pursuant to and in accordance with the Purchase Agreement and waives its option to accelerate as provided in the Loan Documents, without prejudice to its rights with respect to any future conveyance of said property or any interest therein, subject, however, to the performance and satisfaction of the terms and conditions set forth in this Agreement.

         2. Assumption of Loan. New Borrower hereby (i) assumes and promises to pay and perform all of the indebtedness, liabilities, covenants, agreements, duties and obligations of Existing Borrower and Maker under the Note and the other Loan Documents (including, without limitation, those arising prior to the Effective Date), and (ii) agrees to be bound by all of the terms, conditions and provisions of the Note and the Loan Documents, as any of the foregoing may be modified as provided in this Agreement, as if it were the maker thereunder. From and after the Effective Date, any reference in the Loan Documents to "Borrower", "Maker", "Grantor" or other similar references shall mean and refer to New Borrower. Notwithstanding anything to the contrary contained in any of the Loan Documents or this Agreement, the Loan shall be fully recourse to New Borrower, and New Borrower shall be fully and personally liable for the repayment of all outstanding principal, accrued interest and all other sums outstanding under the Loan Documents and the performance of all obligations of Maker and/or Existing Borrower under the Loan Documents, without any limitation of liability whatsoever. Accordingly, and without limiting the foregoing in any manner,
Section 1.05 of the Note, Section 5.27 of the Deed of Trust, Section 24 of the Assignment of Leases and Rents and all similar non-recourse provisions of the Loan Documents are hereby deleted in their entirety and shall be of no further force and effect.

         3. Conditions to Assumption. The following are conditions precedent to Lender's obligations to consent to the assumption of the Loan by New Borrower:

                  (a) Loan Assumption Agreement. New Borrower shall execute and deliver this Loan Assumption Agreement to Lender at the close of escrow.

                  (b) Continuing Guaranty. Guarantor shall execute and deliver such further guaranties of the Loan Documents as may be necessary or appropriate so as to continue his guaranty of the Loan Documents, as set forth in the Loan Documents, and not assert any waiver or defense to such guaranty by reason of this Loan Assumption Agreement.


Loan 05-034                                                 Assumption Agreement
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                  (c) Environmental Indemnity. New Borrower shall execute an
         Environmental Indemnity Agreement in the form required by Lender. In addition, Existing Borrower and Guarantor (hereinafter "Existing Environmental Guarantors") shall remain liable under the Loan Documents for all obligations under the Loan Documents pertaining to the environmental condition of the Property, and such parties shall not be released from any liability or obligations on account of the transactions evidenced by this Agreement.

                  (d) Organizational Documents. New Borrower shall provide Lender with its organizational documents and financial statements for the period ended December 31, 2005, including both financial statements and federal income tax return within ten (10) days of the Closing, as that term is defined in the Purchase and Sale Agreement.

                  (e) Title Policy Endorsement. See paragraph 12 hereinbelow.

         4. Outstanding Balance of Loan; Modifications to Loan.

                  (a) Outstanding Balances. Existing Borrower, New Borrower and Lender hereby acknowledge that the unpaid principal balance of the Note as of the Effective Date is One Million Three Hundred Thousand Dollars ($1,300,000.00), with interest paid up to and including August 31, 2006.

                  (b) Maturity Date. Existing Borrower, New Borrower and Lender hereby acknowledge that the maturity date of the Note is December 31, 2006.

                  (c) No Modification. The Loan Documents are in no way modified by this Agreement, except to the extent that the assumption by New Borrower of Old Borrower's obligations under the Loan Documents may be interpreted to be a modification.

         5. Release of Existing Borrower. At such time as (i) the transactions evidenced by the Purchase Agreement have been fully closed and consummated, (ii) the Deed has been executed by Existing Borrower and recorded in the Records,
(iii) Existing Borrower and New Borrower have executed all other closing documents required by the Purchase Agreement, (iv) New Borrower has executed all documents required by Lender under this Agreement and all other conditions to the assumption of the Loan in Section 3 above have been satisfied, and (v) provided that no default is then existing under this Agreement or any of the Loan Documents (all of the foregoing are herein, collectively, the "Release Conditions"), Lender agrees that Existing Borrower shall be released and discharged from, and shall not be responsible to Lender, for the discharge or performance of the Existing Borrower's obligations (including any obligations to make any payment or perform any duty or obligation) pursuant to or in connection with the Note or any of the Loan Documents; provided, however, that the foregoing shall not affect, diminish, release or impair any of Existing Borrower's or Existing Guarantor's obligations under any indemnification provisions contained in the Loan Documents for any matters occurring or existing prior to the Effective Date, it being agreed that Existing Borrower and Existing Guarantor shall continue to remain liable for such indemnification obligations from and after the Effective Date.

         6. [omitted]

         7. USA Patriot Act Notice. Lender hereby notifies New Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56


Loan 05-034                                                 Assumption Agreement
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

(signed into law October 26, 2001)) (hereinafter the "Act"), it is required to obtain, verify and record information that identifies New Borrower, which information includes the name and address of New Borrower and other information that will allow Lender to identify New Borrower in accordance with the Act."

         8. Representations and Warranties of New Borrower. New Borrower hereby represents and warrants to Lender that New Borrower has fully reviewed, understands, and will comply with all provisions set forth in the Loan Documents, and that:

                  (a) upon the consummation of the transactions contemplated by this Agreement and the Purchase Agreement (including the recordation of the Deed), New Borrower will be the sole legal and equitable owner of the Property;

                  (b) the execution and delivery of, and performance under the Purchase Agreement and this Agreement are within New Borrower's power and authority without the joinder or consent of any other party;

                  (c) the Purchase Agreement and this Agreement constitute the legal, valid and binding obligations of New Borrower enforceable in accordance with their respective terms;

                  (d) the execution and delivery of the Purchase Agreement and this Agreement by New Borrower do not contravene, result in a breach of or constitute a default under any mortgage, loan agreement, indenture or other contract, agreement or undertaking to which New Borrower is a party or by which New Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which New Borrower is subject;

                  (e) the Purchase Agreement is an arm's length agreement between Existing Borrower, as seller, and New Borrower, as purchaser, and there are no other agreements (whether written or unwritten) between Existing Borrower and New Borrower or any of their affiliates concerning the Property; and

                  (f) to the best of New Borrower's knowledge, there exists no uncured default under the Purchase Agreement, the Note or any of the Loan Documents. New Borrower agrees to indemnify and hold Lender harmless against any loss, claim, damage, liability or expense (including, without limitation, reasonable attorneys' fees) incurred as a result of any representation or warranty made by it herein proving to be untrue in any material respect.

         9. Representations and Warranties of Existing Borrower. Existing Borrower hereby represents and warrants to Lender that:

                  (a) as of the Effective Date and conveyance of the Property to New Borrower, Existing Borrower is the sole legal and equitable owner of the Property;

                  (b) Existing Borrower is a Nevada corporation duly organized and legally existing under the laws of the State of Nevada and is duly qualified to do business in the State of Texas;

                  (c) the execution and delivery of, and performance under the Purchase Agreement and this Agreement are within Existing Borrower's


Loan 05-034                                                 Assumption Agreement
         power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action and are not in contravention of law or the powers of Existing Borrower's limited partnership agreement or certificate of limited partnership;

                  (d) the Purchase Agreement and this Agreement constitute the legal, valid and binding obligations of Existing Borrower enforceable in accordance with their respective terms;

                  (e) the execution and delivery of the Purchase Agreement and this Agreement by Existing Borrower do not contravene, result in a breach of or constitute a default under any mortgage, deed of trust, loan agreement, indenture or other contract, agreement or undertaking to which Existing Borrower is a party or by which Existing Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which Existing Borrower is subject;

                  (f) the Purchase Agreement is an arm's length agreement between Existing Borrower, as seller, and New Borrower, as purchaser, and there are no other agreements (whether written or unwritten) between Existing Borrower and New Borrower or any of their affiliates concerning the Property; and

                  (g) to the best of Existing Borrower's knowledge, there exists no uncured default under the Purchase Agreement, the Note or any of the Loan Documents. Existing Borrower agrees to indemnify and hold Lender harmless against any loss, claim, damage, liability or expense (including, without limitation, reasonable attorneys' fees) incurred as a result of any representation or warranty made by it herein proving to be untrue in any material respect.

         10. Further Assurances. Existing Borrower, Existing Guarantor, or New Borrower, as appropriate, upon request from Lender, agree to execute such other and further documents as may be necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the loan evidenced by the Note.

         11. Default. If Existing Borrower or New Borrower fails to keep or perform any of the covenants or agreements contained herein and such default is not cured within ten (10) days after written notice from Lender, or if any statement, representation or warranty contained herein by Existing Borrower or New Borrower is false, misleading or erroneous in any material respect, it shall constitute a default under the Loan Documents and Lender shall be entitled at its option to exercise any and all of the rights and remedies granted pursuant to the Loan Documents or which Lender may otherwise be entitled, whether at law or in equity.

         12. Endorsement to Mortgagee Title Policy. Contemporaneously with the execution and delivery hereof, New Borrower shall, at its sole cost and expense, obtain and deliver to Lender an Endorsement of the Mortgagee Title Policy insuring the lien of the Deed of Trust, under the applicable title insurance rules and regulations, and otherwise reasonably acceptable to Lender, stating that the company issuing said Mortgagee Title Policy will not claim that policy coverage has terminated or that policy coverage has been reduced, solely by reason of the execution of this Agreement.

         13. Ratification of Loan Documents. Except as provided herein, the terms and provisions of the Loan Documents shall remain unchanged and shall remain in full force and effect. Any modification herein of the Loan Documents


Loan 05-034                                                 Assumption Agreement
shall in no way affect the security of the Loan Documents for the payment of the Note. The promissory note described in the Loan Documents as the note secured thereby shall hereafter mean the Note as modified by this Agreement. The Loan Documents as modified and amended hereby are hereby ratified and confirmed in all respects. All liens, security interests, mortgages and assignments granted or created by or existing under the Loan Documents remain unchanged and continue, unabated, in full force and effect, to secure New Borrower's obligation to repay the Note.

         14. No Offsets or Claims. New Borrower, Existing Borrower or Existing Guarantor each hereby acknowledges that the liens, security interests and assignments created and evidenced by the Loan Documents are valid and subsisting and further acknowledges and agrees that as of the Effective Date, there are no offsets, claims or defenses to the Loan Documents.

         15. No Waiver. Lender acknowledges that Lender and its agents in the past may have accepted, without exercising the remedies to which Lender was entitled, payments and performance by Maker or Existing Borrower or other parties that constituted defaults under the Loan Documents. Existing Borrower and New Borrower each acknowledges that no such acceptance or grace granted by Lender or its agents in the past, or Lender's agreement to the modifications evidenced hereby, has in any manner diminished Lender's right in the future to insist that New Borrower strictly comply with the terms of the Loan Documents, as modified by the terms hereof. Furthermore, New Borrower and Existing Borrower each hereby specifically acknowledges that any future grace or forgiveness of default by Lender shall not constitute a waiver or diminishment of any right of Lender with respect to any future default of New Borrower and/or Existing Borrower, whether or not similar to any default with respect to which Lender has in the past chosen, or may in the future choose, not to exercise all of the rights and remedies granted to it under the Loan Documents.

         16. Merger. This Agreement supersedes and merges all prior and contemporaneous promises, representations and agreements with respect to the assumption contemplated hereby. No modification of this Agreement or the Loan Documents, or any waiver of rights under any of the foregoing, shall be effective unless made by supplemental agreement, in writing, executed by Lender and New Borrower. This Agreement may not in any way be explained or supplemented by a prior, existing or future course of dealings between the parties or by any prior, existing, or future performance between the parties pursuant to this Agreement or otherwise.

         17. Notices. Any notice or communication required or permitted hereunder or under the Loan Document shall be given in writing, sent by (a) personal delivery, or (b) expedited delivery service with proof of delivery, or
(c) United States mail, postage prepaid, registered or certified mail, addressed as follows:

                  To Lender:              California Mortgage and Realty, Inc.
                                          62 First Street, Suite 400
                                          San Francisco, CA  94105
                                          Attention:  Mr. Craig Raymond

                  To Existing Borrower:   Montgomery Realty Group, Inc.
                                          400 Oyster Point Boulevard, Suite 415
                                          South San Francisco, CA  94080
                                          Attention:  James T. Graeb, Esq.


Loan 05-034                                                 Assumption Agreement

                  To New Borrower:        The Vincenti Family Trust
                                          c/o Dr. Flavio Vincenti
                                          64 Miraloma Drive
                                          San Francisco, CA  94127

or to such other address or to the attention of such other person as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telegram, telex or telecopy, upon receipt; provided that, service of a notice required by Texas Property Code ss.
51.002 shall be considered complete when the requirements of that statute are met.

         18. Costs and Expenses. Contemporaneously with the execution and delivery hereof, New Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transactions specified herein, including without limitation title insurance policy endorsement charges, recording fees and fees and expenses of legal counsel to Lender.

         19. No Waiver of Subsequent Defaults. New Borrower acknowledges that the execution of this Agreement by Lender is not intended nor shall it be construed as (i) an actual or implied waiver of any subsequent default under the Loan Documents or (ii) an actual or implied waiver of any condition or obligation imposed upon New Borrower pursuant to the Loan Documents, except to the extent expressly set forth herein.

         20. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

         21. Severability. If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition or provision herein contained.

         22. Time of the Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement.

         23. Representation by Counsel. The parties acknowledge and confirm that each of their respective attorneys have participated jointly in the review and revision of this Agreement and that it has not been written solely by counsel for one party. The parties hereto therefore stipulate and agree that the rule of construction to the effect that any ambiguities are to or may be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor either party against the other.

         24. Governing Law. This Agreement and the rights and duties of the parties hereunder shall be governed for all purposes by the law of the State of California and the law of the United States applicable to transactions within said State.

         25. Successors and Assigns. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.


Loan 05-034                                                 Assumption Agreement

         26. Usury Savings. It is the intent of Lender and New Borrower in the execution of this Agreement and of the all Loan Documents to contract in strict compliance with applicable usury law. In furtherance thereof, Lender and New Borrower stipulate and agree that none of the terms and provisions contained in this Agreement or in any other Loan Document shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the maximum interest rate permitted under applicable law (hereinafter the "Maximum Rate"); neither New Borrower nor any guarantors or other parties now or hereafter becoming liable for payment of the Note or any obligations under the Loan Documents shall ever be obligated or required to pay interest on the Note at a rate in excess of the Maximum Rate that may be lawfully charged under applicable law, and the provisions of this paragraph shall control over all other provisions of the Loan Documents which may be in apparent conflict herewith. Lender expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of the Note is accelerated. If the maturity of the Note shall be accelerated for any reason or if the principal of the Note is paid prior to the Maturity Date, and as a result thereof the interest received for the actual period of existence of the Loan exceeds the amount of interest that would have accrued at the Maximum Rate, the Lender shall, at its option, either refund to New Borrower the amount of such excess or credit the amount of such excess against the principal outstanding under the Loan Documents and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of such excess interest. In the event that Lender shall contract for, charge or receive any amounts and/or any other thing of value which are determined to constitute interest which would increase the effective interest rate on the Note to a rate in excess of the Maximum Rate, all such sums determined to constitute interest in excess of the Maximum Rate shall, upon such determination, at the option of the Lender, be either immediately returned to New Borrower or credited against the principal outstanding under the Loan Documents, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. In addition to the foregoing, all interest paid or agreed to be paid by New Borrower to Lender under the Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the Loan until payment in full of the principal (including the period of any renewal or extension hereof) so that the interest for such full period shall not exceed the maximum amount permitted by applicable law. By execution of this Agreement, New Borrower acknowledges that it believes the Loan to be non-usurious and agrees that if, at any time, New Borrower should have reason to believe that the Loan is in fact usurious, it will give the Lender notice of such condition and New Borrower agrees that the Lender shall have sixty (60) days in which to make appropriate refund or other adjustment in order to correct such condition if in fact such exists.

                             SIGNATURE PAGES FOLLOW


Loan 05-034                                                 Assumption Agreement

         IN WITNESS WHEREOF, this Agreement is executed on the respective dates of acknowledgement below but is effective as of the date first above written.

                                        EXISTING BORROWER:

                                        MONTGOMERY REALTY GROUP, INC.,
                                        a Nevada corporation

                                        By: /s/ Dinesh Maniar
                                           -------------------------------------
                                                 Dinesh Maniar
                                                 Its:  President

                                        NEW BORROWER:

                                        THE VINCENTI FAMILY TRUST

                                        /s/ Flavio Vincenti
                                        Flavio Vincenti, M.D., Trustee

                                        /s/ Eva Vincenti
                                        ----------------------------------------
                                        Eva Vincenti, Trustee

                                        LENDER:

                                        CMR REALTY FUND, LLC,
                                        a California limited liability company

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        Print Name:
                                                   -----------------------------

                                        GUARANTOR:

                                        /s/ Dinesh Maniar
                                        ----------------------------------------
                                        Dinesh Maniar

                          CONSENT OF EXISTING GUARANTOR

         Mr. Dinesh Maniar (hereinafter the "Existing Guarantor"), the guarantor of the Loan, hereby consents to and joins in the above Loan Assumption Agreement (including without limitation, all provisions specifically applicable to Existing Guarantor) and hereby declares to and agrees with Lender that Existing Guarantor shall remain liable for the obligations of the Loan to the extent set forth in Section 5 of the Assumption and Modification Agreement, subject to the right to have New Guarantors take over such guaranties as set forth in Section 6.

         Executed on the date of acknowledgement below but effective as of the Effective Date.

                                                   /s/ Dinesh Maniar
                                                   ----------------------------
                                                   Dinesh Maniar

Loan 05-034                                                 Assumption Agreement

STATE OF CALIFORNIA
                      ss.
COUNTY OF SAN MATEO

         On October 2, 2006, before me, Lori J. Stumpf, Notary Public, personally appeared Dinesh Maniar, as guarantor, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to within the instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

[S E A L]                                /s/ Lori J. Stumpf
                                         ---------------------------------------
                                         Notary Public, State of California
                                         My Commission Expires: Dec. 24, 2008
                                         Printed Name of Notary:  Lori J. Stumpf

STATE OF CALIFORNIA
                      ss.
COUNTY OF SAN MATEO

         On October 2, 2006, before me, Lori J. Stumpf, Notary Public, personally appeared Dinesh Maniar, President of Montgomery Realty Group, Inc., personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to within the instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

[S E A L]                                /s/ Lori J. Stumpf
                                         ---------------------------------------
                                         Notary Public, State of California
                                         My Commission Expires: Dec. 24, 2008
                                         Printed Name of Notary:  Lori J. Stumpf


STATE OF CALIFORNIA
                      ss.
COUNTY OF SAN MATEO

         On October 2, 2006, before me, Lori J. Stumpf, Notary Public, personally appeared Flavio Vincenti, M.D., as trustee for The Vincenti Family Trust, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to within the instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


Loan 05-034                                                 Assumption Agreement

         WITNESS my hand and official seal.


[S E A L]                                /s/ Lori J. Stumpf
                                         ---------------------------------------
                                         Notary Public, State of California
                                         My Commission Expires: Dec. 24, 2008
                                         Printed Name of Notary:  Lori J. Stumpf



STATE OF CALIFORNIA
                      ss.
COUNTY OF SAN MATEO

         On October 2, 2006, before me, Lori J. Stumpf, Notary Public, personally appeared Eva Vincenti, as trustee for The Vincenti Family Trust, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to within the instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

[S E A L]                                /s/ Lori J. Stumpf
                                         ---------------------------------------
                                         Notary Public, State of California
                                         My Commission Expires: Dec. 24, 2008
                                         Printed Name of Notary:  Lori J. Stumpf



STATE OF CALIFORNIA
                      ss.
COUNTY OF __________

         On October ___, 2006, before me, _______________________________,
Notary Public, personally appeared ____________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to within the instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


[S E A L]
                                         ---------------------------------------
                                         Notary Public, State of California
                                         My Commission Expires:
                                         Printed Name of Notary:

Loan 05-034                                                 Assumption Agreement

                                    EXHIBIT A

                                LEGAL DESCRIPTION











Loan 05-034                                                 Assumption Agreement
                                 Page 12 of 12